PBHG FUNDS

                         SUPPLEMENT DATED MARCH 5, 2004


         This Supplement updates certain information contained in the currently effective prospectuses for all share classes of PBHG Funds. You should retain your Prospectus and all Supplements for future reference. You may obtain an additional copy of the Prospectus, as supplemented, free of charge, by calling 1-800-433-0051.

         The following information is added to the "Your Investment" section of the prospectus:

         "Policy Regarding Excessive or Short-Term Trading

         While the Funds provide shareholders with daily liquidity, they are intended to be long-term investment vehicles and are not designed for investors that engage in excessive short-term trading activity (i.e., a purchase of Fund shares followed shortly thereafter by a redemption of such shares, or vice versa).

         Pilgrim Baxter and its affiliates (collectively, "Pilgrim Baxter") and their agents currently use the following tools designed to discourage excessive short-term trading in the Funds:

         1) trade activity monitoring;

         2) trading guidelines;

         3) a redemption fee on trades in a fund (PBHG IRA Capital Preservation
            Fund); and

         4) selective use of fair value pricing.

         Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the Funds will occur. Moreover, each of these tools other than the redemption fee involves judgments that are inherently subjective. Pilgrim Baxter and its agents seek to make these judgments to the best of their abilities in a manner that they believe are consistent with shareholder interests. For purposes of applying these tools, Pilgrim Baxter and its agents may consider an investor's trading history in the Funds, and accounts under common ownership, influence or control. Pilgrim Baxter and the Funds may modify these procedures in response to changing regulatory requirements, such as the SEC or U.S. Department of Labor, or to enhance the effectiveness of the procedures.

Trade Activity Monitoring

         Pilgrim Baxter and its agents monitor selected trades in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, Pilgrim Baxter or one of its agents believes that a shareholder has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder's account other than exchanges into the PBHG Cash Reserves Fund. In making such judgments, Pilgrim Baxter and its agents seek to act in a manner that they believe is consistent with the best interests of Fund shareholders.

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         The ability of Pilgrim Baxter and its agents to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and certain fee-based program accounts is severely limited. Brokers, retirement plan administrators and fee-based program sponsors often maintain the underlying shareholder accounts and do not disclose individual shareholder transaction information. This is one reason why this tool cannot eliminate completely the possibility of excessive short-term trading.

Trading Guidelines

         Effective on or about June 1, 2004, if a shareholder exceeds four exchanges out of a Fund (other than PBHG Cash Reserves Fund) per calendar year, or if a Fund, Pilgrim Baxter or one of its agents, determines, in its sole discretion, that a shareholder's short-term trading activity is excessive (regardless of whether or not such shareholder exceeds such guidelines), it may, in its discretion, reject any additional purchase and exchange orders. Each Fund and Pilgrim Baxter and their agents reserve the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if they believe that granting such exceptions would be consistent with the best interests of shareholders. An exchange is the movement out of (redemption) one fund and into (purchase) one or more other funds. The Fund may permit exceptions to the four exchange limit for wrap accounts that can demonstrate they are following a bona fide asset allocation program.

         The ability of Pilgrim Baxter and its agents to monitor exchanges made by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and certain fee-based program accounts is severely limited. Brokers, retirement plan administrators and fee-based program sponsors often maintain the underlying shareholder accounts and do not disclose individual shareholder transaction information. In addition, some brokers, retirement plan administrators and fee-based program sponsors may be unable, or unwilling, to abide by any Fund imposed trading or exchange restriction. These are reasons why this tool cannot eliminate completely the possibility of excessive short-term trading.

Redemption Fee

         Effective on or about June 1, 2004, all Funds (except those noted below) will each impose a 2% redemption/exchange fee on total redemption proceeds (after applicable deferred sales charges) of any shareholder redeeming shares (including redemption by exchange) of the Funds within 10 calendar days of their purchase. The redemption fee will be imposed to the extent that the number of Fund shares redeemed exceeds the number of Fund shares that have been held for more than 10 calendar days. In determining how long shares of the Fund have been held, Pilgrim Baxter assumes that shares held by the investor for the longest period of time will be sold first. The Fund will retain the fee for the benefit of the remaining shareholders.

         The redemption fee will not be applicable to shares of the PBHG Cash Reserves Fund. Also, the holding period for shares of the PBHG IRA Capital Preservation Fund will be twelve months instead of 10 days. PBHG IRA Capital Preservation Fund is authorized to issue Class C shares, although it has not done so to date. Class C shares of this Fund will be subject to a 1.00% redemption/exchange fee, in addition to a contingent deferred sales load equal to 1.00% for the first twelve months.

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         The Fund charges the redemption/exchange fee to discourage market timing by those shareholders initiating redemptions or exchanges to take advantage of short-term market movements.

         The 2% redemption fee will not be charged (except as disclosed below) on transactions involving the following:

         1. total or partial redemptions of shares by omnibus accounts maintained by intermediaries such as broker dealers and retirement plans and their service providers that do not have the systematic capability to process the redemption fees;

         2. total or partial redemptions of shares by omnibus accounts maintained by intermediaries such as broker dealers and retirement plans and their service providers that have negotiated pre-existing legal covenants and agreements with the Funds' to waive or not to impose redemption fees;

         3. total or partial redemptions effectuated pursuant to an automatic non-discretionary rebalancing program or a systematic withdrawal plan established with the Funds or a financial intermediary;

         4. redemptions initiated to pay an asset-based fee charged to customers of certain fee-based or wrap programs; or

         5. redemptions initiated by a Fund, as permitted in the prospectus.

         The exemptions to the redemption fee listed above do not apply to the PBHG IRA Capital Preservation Fund. The Fund is not able to make any exceptions to the redemption fee (even where redemptions result from required minimum distributions or the death of a shareholder) for the PBHG IRA Capital Preservation Fund.

         The Fund's goal is to apply the redemption fee to all shares of each Fund (except the PBHG Cash Reserve Fund) regardless of the type of account through which the shares are held. That goal is not immediately achievable primarily because of systems limitations of certain intermediaries and preexisting contrary legal covenants and agreements with intermediaries. The Fund shall use its best efforts to encourage intermediaries that maintain omnibus accounts that are currently unable to support a redemption fee to modify their computer systems to do so and will attempt to renegotiate legal covenants and agreements with intermediaries that currently prohibit the imposition of such a fee. There is no guarantee that the Fund will be successful in those efforts.

Fair Value Pricing

         The Funds have fair value pricing procedures in place, and the Funds' Valuation Committee meets as necessary to value securities in appropriate circumstances that may include, but are not limited to, when a market price is unavailable or if Fund assets have been affected by events occurring after the close of trading. By fair valuing a security whose price may have been affected by events occurring after the close of trading in its respective market, a Fund attempts to establish a price that it might reasonably expect to receive upon its current sale of that security. These methods are designed to help ensure that the prices at which Fund shares are purchased and redeemed are fair, and do not result in dilution of shareholder interest or other harm to shareholders."